UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005
ABLEST INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10893 (Commission File Number)	65-0978462 (I.R.S. Identification No.)

1901 Ulmerton Road, Suite 300, Clearwater, Florida (Address of principal executive offices)	33762 (Zip Code)
(727) 299-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On August 4, 2005, Ablest Inc. issued a press release announcing financial results for the quarter ended June 26, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.
     The information in this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c)       Exhibits
99.1	Press Release dated August 4, 2005 issued by Ablest Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ablest Inc.
August 4, 2005	By:	/s/ Vincent J. Lombardo
Vincent J. Lombardo,
Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT LIST
     The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press Release dated August 4, 2005 issued by Ablest Inc.

4